Exhibit 10.7

October 28, 2004

Mr. James R. Clark
10893 Lake Forest Drive
Conroe, Texas 77384

Dear Rod:

On October 27, 2004, Baker Hughes Incorporated (the “Company”) awarded you 40,000 restricted shares of the Common Stock of the Company, subject to the restrictions, terms and conditions described in the enclosed certified resolutions of the Compensation Committee of the Board of Directors of the Company. A certificate representing the 40,000 shares will be issued in your name and held in the Company’s possession for safekeeping until they vest in accordance with the restrictions, terms and conditions contained in the resolutions, at which time the Company will deliver the shares to you.

Pending vesting of the restricted shares, you will earn dividends paid with respect to the shares.

Sincerely yours,

/s/ Chad C. Deaton

Chad C. Deaton

enclosure

Exhibit 10.7

CERTIFICATE

     The undersigned, Sandra E. Alford, hereby certifies that she is the duly elected, qualified and acting Corporate Secretary of Baker Hughes Incorporated, a corporation duly organized and existing under the laws of the State of Delaware (the “Company”); that as such officer, she is in charge of the Minute Book and other corporate records of said Company; that the following is a full, true and correct copy of the resolutions appearing in the records of the Company, that said resolutions were adopted at a meeting of the Compensation Committee of the Board of Directors of the Company on October 27, 2004; and that the undersigned further certifies that as of the date hereof said resolutions have not been rescinded or modified and are in full force and effect:

         RESOLVED, that the Company issue to James R. Clark 40,000 restricted shares of the Common Stock of the Company, $1.00 par value per share (the “Restricted Shares”) under the Company’s 2002 Director & Officer Long-Term Incentive, of which 10,000 shares are to vest on October 27 in the years 2007 and 2008 and 20,000 are to vest on October 27, 2009, subject to continued employment with the Company;

         RESOLVED FURTHER, that if Mr. Clark does not remain employed by the Company other than by death or disability, the Restricted Shares shall be forfeited to the Company to become treasury shares of the Company;

         RESOLVED FURTHER, that in the event Mr. Clark does not remain employed by the Company due to his disability, all Restricted Shares shall immediately vest;

         RESOLVED FURTHER, that upon the death of the employee while in active service, all Restricted Shares shall immediately vest with the estate of the deceased being the beneficiary;

         RESOLVED FURTHER, that pending vesting of the Restricted Shares, Mr. Clark shall be entitled to dividends paid with respect to the Restricted Shares;

         RESOLVED FURTHER, that the Restricted Shares shall be issued pursuant to the 2002 Director & Officer Long Term Incentive Plan of the Company and are subject to and governed by the additional terms and conditions of that Plan, including (without limitation) the change of control provisions of Section 16 of the Plan;

         RESOLVED FURTHER, that when the Restricted Shares are issued and delivered to Mr. Clark, they shall be fully paid and non-assessable and subject to the conditions described above;

         RESOLVED FURTHER, that the proper officers of the Company be, and each of them hereby is, authorized to prepare, execute, deliver and perform such agreements, documents, certificates and other instruments and take such other action, in the name and on behalf of the Company, as each of such officers, in the officer’s discretion, shall deem necessary or advisable to carry out the intent of the foregoing resolutions and the transactions contemplated thereby, the taking of such action and the preparation, execution, delivery and performance of any such agreements, documents, certificates and other instruments or the performance of any such act

Exhibit 10.7

shall be conclusive evidence of the approval of this Board of Directors thereof and all matters relating thereto; and

         RESOLVED FURTHER, that any and all actions taken by or on behalf of the officers of the Company prior to the adoption of these resolutions that are within the authority conferred hereby are hereby in all respects ratified, confirmed and approved.

Dated at Houston, Texas this 27th day of October 2004.

/s/	Sandra E. Alford

Sandra E. Alford
Corporate Secretary